UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 16, 2001


                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________


             DELAWARE                    000-29598               36-3252484
  (State or other jurisdiction    (Commission file number)   (I.R.S. employer
        of incorporation)                                    identification no.)

          501 W. NORTH AVENUE                                      60160
         MELROSE PARK, ILLINOIS                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (708) 865-1053


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     (a) On July 16, 2001, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2001. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1    Press Release dated July 16, 2001.

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

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDWEST BANC HOLDINGS, INC.



Date: July 16, 2001                    By: /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer

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

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------
 99.1           Press Release dated July 16, 2001.

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